SECOND EXTENSION OF LEASE



     THIS SECOND EXTENSION OF LEASE is written and made in duplicate on the 28th day of May, 1996, by and between SCHNITZER INVESTMENT CORP. (the "Landlord") and SCHNITZER STEEL INDUSTRIES, INC., (the "Tenant"). Each may be referred to from time to time as a "Party" and collectively as the "Parties."


                                    RECITALS


     WHEREAS, under a certain indenture of Lease (the "Lease") dated September 1, 1988, as amended by the Amendment of Lease dated May 31, 1991, the Extension of Lease dated August 27, 1993, and the Second Amendment of Lease dated October 18, 1995, the Landlord leased certain real property in Portland, Multnomah County, Oregon, as described in the Lease to the Tenant. The term of the Lease, unless extended, expires on August 31, 1998; and,

     WHEREAS, the Parties now wish to extend the Term of the Lease for eight (8) years and four (4) months; and it is the purpose of this Second Extension of Lease to set forth all of the terms and conditions of the Parties' agreement.


                                    AGREEMENT


     NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Second Extension of Lease, the Parties covenant and agree as follows:

1. Extension Term: The term of the Lease is hereby extended to midnight on December 31, 2006 (the "Extension Term").

2. Rent: On September 1, 1998, September 1, 2001, and September 1, 2004 (the "Adjustment Dates"), Rent shall be adjusted upward to Fair Market Rental
     (FMR) as agreed between the Parties. If the Parties cannot agree on the FMR by sixty (60) days prior to any Adjustment Date, then each shall select a realtor who together shall select a third realtor and the majority of the three shall determine, by thirty (30) prior to the Adjustment Date, the FMR. The Realtors chosen shall be familiar with the industrial real estate market in northwest Portland. In no event shall the adjusted rental be less than the rental previously in effect.

3. Other Terms: Except as they may be modified by this Second Extension of Lease, all the other terms and conditions of the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the Landlord and the Tenant have signed this Second Extension of Lease as of the date first hereinabove written.


LANDLORD:                              TENANT:

SCHNITZER INVESTMENT CORP.             SCHNITZER STEEL INDUSTRIES, INC.


By  /s/Linda M. Wakefield                By  /s/James W. Cruckshank
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Title  Vice President                    Title  Corporate Controller
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